Exhibit 10.6

                                 AMENDMENT No. 3
                            TO THE AGREEMENT FOR THE
                           PURCHASE AND SALE OF SHARES

     AMENDMENT No.3 made this 27 day of April 2001 between AIL Alpha Corporation Ltd., a company established under the laws of the Isle of Man, with its legal address at Prospect Chambers, Prospect Hill, Douglas, Isle of Man (hereinafter "Alpha"), represented by Murat Beisenbekovich Safinov, acting pursuant to authority granted in accordance with a power of attorney dated April 27, 2001; Transmeridian Exploration Inc., a company established under the laws of the British Virgin Islands with its principal offices located at 11811 North Freeway, Suite 500, Houston, TX USA 77060 (hereinafter the "Purchaser"), represented by Lorrie T. Olivier, acting pursuant to the Charter; and OJSC Caspi Neft (hereinafter "CaspiNeft"), an open joint stock company established under the laws of the Republic of Kazakhstan, represented by Murat Beisenbekovich Safinov, acting pursuant to a power of attorney No. 2 dated April 27, 2001. (Alpha and Caspi Neft are hereinafter referred to together as the "Sellers," and Purchaser and the Sellers are from time to time hereinafter referred to individually as a "Party" and collectively as the "Parties".)

     RECITALS

     WHEREAS, Sellers and Purchaser entered into the Agreement for the Purchase and Sale of Shares dated March 24, 2000 (the "Sale and Purchase Agreement"), in accordance with which Sellers agreed to sell, and Purchaser agreed to purchase the Shares of the subsidiary of Caspi Neft, "OJSC Caspi Neft TME";

     WHEREAS, in accordance with Section II (E) of the Sale and Purchase Agreement Purchaser's payment of the Final Installment and Caspi Neft's delivery of the Shares and transfer to Purchaser should take place on the Closing Date;

     WHEREAS, on June 22, 2000 Caspi Neft transferred the Shares to Purchaser; and Purchase's obligation for payment of the Final Installment was fulfilled in full amount on April 27, 2001;

     NOW, THEREFORE, the Parties agree as follows:

IX. The capitalized terms and expressions used in this Amendment No. 3 shall have the meanings ascribed to them as set forth in the Sale and Purchase Agreement.

X. The Parties hereby acknowledge and agree that Purchaser has paid the Final Installment, the receipt and sufficiency of which is hereby acknowledged. Further the Seller agree and acknowledge that Buyer has satisfied all other obligations under, and waive any claims arising in connection with, the Sale and Purchase Agreement. Sellers agree and warrant that Purchaser possesses unencumbered right and title to the Shares in accordance with the Sale and Purchase Agreement, and that Buyer is the lawful owner of the Shares.


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

XI. This Amendment No. 3 is an integral part of the Sale and Purchase Agreement and is in substitution of all previous Amendments. Except as expressly amended by the terms of this Amendment No 3, all terms and conditions of the Sale and Purchase Agreement shall remain in full force and effect. This Amendment No. 3 may be amended only by an instrument in writing signed by all of the Parties.

XII. This Amendment No. 3 has been executed simultaneously in eight (8) counterparts, four (4) in Russian and four (4) in English, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The English and Russian versions of the Amendment No. 3 shall have equal force.

IN WITNESS WHEREOF, the Parties have executed this Amendment No.3 on the date first above written.

For Transmeridian Exploration Inc.

By: /S/ Lorrie T. Olivier
------------------------------------
Name: Lorrie T. Olivier
Title:  President and CEO

For AIL Alpha Corporation Ltd.

By: /S/ Murat Beisenbekovich Safinov
------------------------------------
Name: Murat Beisenbekovich Safinov
Title:  Authorized representative

For OJSC Caspi Neft.

By: /S/ Murat Beisenbekovich Safinov
------------------------------------
Name: Murat Beisenbekovich Safinov
Title:  Authorized representative


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